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                                                                    Exhibit 10.4

                               FIRST AMENDMENT TO
                              AMENDED AND RESTATED
                         REGISTRATION RIGHTS AGREEMENT


                 This FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of May 30, 1997 by and among Bayard Drilling Technologies, Inc., a Delaware corporation (the "Company"), Anadarko Drilling Company, an Oklahoma general partnership ("Anadarko"), R.T. Oliver Drilling, Inc., an Oklahoma corporation ("Oliver Drilling"), Mike Mullen Energy Equipment Resource, Inc., a Texas corporation ("Mullen Energy"), Grupo de Hercules, Ltd., a Texas limited partnership ("Grupo"), Mullen-Oliver Partnership, Ltd., a Texas limited partnership ("M- O Partnership" and, together with Oliver Drilling, Mullen Energy and Grupo, the "Oliver Companies"), Energy Spectrum Partners LP, a Delaware limited partnership ("Energy Spectrum"), and Chesapeake Energy Corporation, an Oklahoma corporation ("Chesapeake") (collectively, the "Investors"), and amends that certain Amended and Restated Registration Rights Agreement made as of April 30, 1997 (the "Original Agreement"), by and among the Company and each of the Investors. Capitalized terms used herein but not defined herein have the meanings assigned to them in the Original Agreement.

                                   WITNESSETH

                 WHEREAS, in the Original Agreement the Company has granted the Investors certain registration rights with respect to Registrable Securities owned by them; and

                 WHEREAS, pursuant to that certain Unit Purchase Agreement, dated as of May 30, 1997 (the "Unit Purchase Agreement"), by and among Ward Drilling Company, Inc., an Oklahoma Corporation ("Ward Drilling"), as seller, Mr. L.O. Ward ("L.O. Ward"), an individual, as an indemnitor, and the Company, as buyer, the Company has agreed to purchase all of the outstanding common units of WD Equipment, LLC (the "WD LLC") for certain consideration which includes 200,000 shares of Common Stock and warrants to purchase up to an additional 100,000 shares of Common Stock at an initial exercise price of $20.00 per share (the "Ward Warrants"), upon which Ward Drilling shall become a stockholder of the Company; and

                 WHEREAS, the Company and the Investors desire to enter into this Amendment to amend the Original Agreement effective as of the closing of the acquisition of the WD LLC pursuant to the Unit Purchase Agreement (the "Amendment Effective Time") in order to provide Ward Drilling with certain registration rights with respect to the Common Stock to be acquired thereunder, as well as the shares issuable upon exercise of the Ward Warrants;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the Company and the Stockholders agree as follows:





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1.               AMENDMENTS TO SECTION 1.  Section 1 of the Original
        Agreement is amended to include the following new definition:

                          "Investors" means Anadarko, Oliver Drilling, Mullen
                 Energy, Grupo, M-O Partnership, Energy Spectrum, Chesapeake, Ward Drilling and each other Person to which the Company may grant registration rights hereunder pursuant to action taken by the Board of Directors of the Company, provided each such additional Person granted rights hereunder executes an agreement acceptable to the Company agreeing to be bound by the terms of this Agreement.

2. APPROVAL AND EFFECTIVENESS. The signatures of each of the parties below shall constitute the approval of each such party for all purposes to the form, terms and provisions of this Amendment to the Original Agreement. This Amendment shall become effective at the Amendment Effective Time.

3. GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state.

4. NO FURTHER AMENDMENT; COUNTERPARTS. Except as amended hereby, the Original Agreement shall remain in full force and effect. This Amendment may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Stockholders and Voting Agreement on the day and year first above written.

                   THE COMPANY:

                   BAYARD DRILLING TECHNOLOGIES, INC.


                   By: /s/ JAMES E. BROWN
                      ----------------------------------------------
                            James E. Brown
                            President


                   INVESTORS:

                   ANADARKO DRILLING COMPANY

                   By:      AnSon Partners Limited Partnership, a General
                            Partner


                            By:/s/ CARL B. ANDERSON
                               ------------------------------------------------
                                    Name:  Carl B. Anderson
                                         --------------------------------------
                                    Title:
                                         --------------------------------------

                   ENERGY SPECTRUM PARTNERS LP

                   By:      Energy Spectrum Capital LP, its General Partner

                            By:     Energy Spectrum LLC, its General Partner


                                    By:/s/ SIDNEY L. TASSIN
                                       ----------------------------------------
                                             Name:  Sidney L. Tassin
                                                  -----------------------------
                                             Title:
                                                  -----------------------------




                                      3
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                   CHESAPEAKE ENERGY CORPORATION



                   By:/s/ AUBREY K. MCCLENDON
                      --------------------------------------------------------
                            Name:  Aubrey K. McClendon
                                 ---------------------------------------------
                            Title: CEO
                                  --------------------------------------------


                   R.T. OLIVER DRILLING, INC.


                   By:/s/ ROY T. OLIVER
                      --------------------------------------------------------
                            Name:  Roy T. Oliver
                                 ---------------------------------------------
                            Title: President
                                  --------------------------------------------


                   MIKE MULLEN ENERGY EQUIPMENT
                   RESOURCE, INC.


                   By:/s/ MIKE MULLEN
                      --------------------------------------------------------
                            Name:  Mike Mullen
                                 ---------------------------------------------
                            Title: President
                                 ---------------------------------------------


                   GRUPO DE HERCULES, LTD.


                   By:      Mullen-Oliver Rig Investments Group, Inc.
                            General Partner


                            By:/s/ MIKE MULLEN
                               -----------------------------------------------
                                    Name:  Mike Mullen
                                         -------------------------------------
                                    Title: President
                                         -------------------------------------





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                     MULLEN-OLIVER PARTNERSHIP, LTD.


                     By:      Mullen-Oliver Rig Investments Group, Inc.
                              General Partner


                              By:/s/ MIKE MULLEN
                                 --------------------------------------------
                                      Name:  Mike Mullen
                                           ----------------------------------
                                      Title: President
                                            ---------------------------------